O’Shaughnessy Market Leaders Value Fund
(the “Fund”)

Class I - OFVIX

Supplement dated October 30, 2023 to the Summary Prospectus dated October 30, 2023

On December 31, 2023 Patrick O’Shaughnessy will become Chairman Emeritus of O’Shaughnessy Asset Management, LLC (the “Adviser”). Effective as of this date, Mr. O’Shaughnessy will no longer serve as a portfolio manager of the Fund.

The following disclosure is in effect until December 31, 2023:

Effective until December 31, 2023, the following disclosure replaces the existing similar disclosure that is contained under the “Management” heading in the Fund’s summary prospectus:

Portfolio Managers: The following individuals serve as the Fund’s portfolio managers:

Portfolio Managers	Since	Primary Title with the Adviser
Christopher Meredith	2016	Principal, Chief Investment Officer and Portfolio Manager
Patrick O’Shaughnessy	2018	Principal, Chief Executive Officer and Portfolio Manager
Scott Bartone	2018	Principal and Portfolio Manager
Daniel Nitiutomo	2022	Managing Director and Portfolio Manager
Claire Noel	2022	Managing Director and Portfolio Manager

Please retain this Supplement with your Summary Prospectus
until December 31, 2023.